EXHIBIT 32

                           CERTIFICATION PURSUANT TO

                             18 U.S.C. SECTION 1350

                             AS ADOPTED PURSUANT TO

                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Elgrande.com, Inc. (the "Company") on Form 10-KSB for the period ended May 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Michael F. Holloran, Chief Executive Officer and Principal Financial Officer of the Company, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

                                               /s/ Michael F. Holloran

                                                ---------------------

                                                    Michael F. Holloran;

                                                    Chief Executive Officer and

                                                    Principal Financial Officer

August 30, 2004